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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1996 included in First Home Savings Bank's Form 10-K for the year ended December 31, 1995.

                              ARTHUR ANDERSEN, LLP


Philadelphia, Pa.
July 3, 1996